SCHEDULE 14A

                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant  X
Filed by a party other than the registrant  __
[ ]_  Preliminary proxy statement            [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[ ]   Definitive proxy statement
[x]   Definitive additional materials
[_]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       McDonnell Douglas Corporation
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             (Name of Registrant as Specified in Its Charter)
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       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(l) and 0-11 (1)
  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:
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[ ]    Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1)  Amount Previously Paid:

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 (2)  Form, Schedule or Registration Statement No.:

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 (3)  Filing Party:
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  (4)  Date Filed:
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June 26, 1997


Since your organization is a substantial investor in McDonnell Douglas Corporation, I am enclosing, with this letter, an advance copy of the joint proxy statement/prospectus for the upcoming special meeting of stockholders. The purpose of this special meeting is to consider a proposal to approve the merger of the wholly-owned subsidiary of the Boeing Company ("Boeing") with and into McDonnell Douglas, as a result of which McDonnell Douglas will become a wholly-owned subsidiary of Boeing. This transaction is discussed in more detail in the enclosed joint proxy statement prospectus. Knowing that distribution of these materials is sometimes delayed, I thought you would appreciate receiving directly your personal copy of the joint proxy statement/prospectus. A separate mailing of the joint proxy statement/prospectus and proxy card has been made to your company to the address listed in our shareholder records.

Any comments or questions you may have concerning the proposal described in the proxy statement are welcome and I would very much appreciate the opportunity to discuss them with you personally. Please do not hesitate to call me directly at
(314) 232-6358.

On behalf of our Board of Directors and management, thank you for your continued interest and support.

                                                              Sincerely,



                                                              Robert M. Bokern
                                                              Director,
                                                              Investor Relations

Enclosure

RMB/ls